United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) Of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2018

RCI HOSPITALITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-13992	76-0458229
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

10737 Cutten Road

Houston, Texas 77066

(Address of principal executive offices, including zip code)

(281) 397-6730

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 8.01 OTHER EVENTS

On March 2, 2018, we submitted a plan to Nasdaq as to how we plan to regain compliance with Nasdaq’s continued listing requirements under Listing Rule 5250(c)(1). Although we intend to regain compliance by filing our Form 10-Q for the quarter ended December 31, 2017, as soon as is practicable, we were required to submit a compliance plan on or prior to March 5, 2018. We presently intend to file our Form 10-Q on Wednesday, March 7, 2018.

The submission of our compliance plan has no immediate effect on the listing of our common stock on the Nasdaq Capital Market.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RCI HOSPITALITY HOLDINGS, INC.

Date: March 5, 2018	By:	/s/ Eric Langan
Eric Langan
President and Chief Executive Officer

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